EXHIBIT 32
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Muhammad Umair, President and Interim Chief Executive Officer of The Children’s Place, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.The Annual Report of the Company on Form 10-K for the year ended February 1, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 17th day of April, 2025.

By:	/S/ Muhammad Umair
President and Interim Chief Executive Officer (Principal Executive Officer)

I, Laura Lentini, Chief Accounting Officer and Interim Chief Financial Officer as of February 1, 2025 of The Children’s Place, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.The Annual Report of the Company on Form 10-K for the year ended February 1, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 17th day of April, 2025.

By:	/S/ Laura Lentini
Chief Accounting Officer and Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

This certification accompanies the Annual Report on Form 10-K of The Children’s Place, Inc. for the year ended February 1, 2025 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original copy of this written statement required by Section 906 of the Sarbanes Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission and its staff upon request.